UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): September 26, 2008

VICTORY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	002-76219-NY	87-0564472
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		I.D. Number)

112 N Curry Street, Carson City, Nevada 89703-4934
(Address of principal executive offices)

(702) 989 9735
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

The Company has been taking the necessary action to implement its Internal Controls and Procedures according to mandatory requirements.  To date, actions include:

•
Engaged LDV Consulting to assist in educating the Company on the principles of corporate governance and the Sarbanes Oxley Act of 2003, so that the Company can establish its own internal control procedures to maintain proper compliance.

•	Retaining a Financial Expert to serve on the Audit Committee and Board of Directors
•	Expanding the Board from three to five members to allow Board Members to serve on Committees to provide input and oversight

The SEC has asserted that until such time as the Company’s reports have been updated with completed Internal Controls and Procedures, the Company’s currently filed disclosures are not considered current information. Victory Energy Corporation has set a goal of November 15, 2008 to complete the Corporate Governance Structure to update the Company’s reports.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Energy Corporation

Dated: September 26, 2008	By:	/s/ Jon Fullenkamp
Jon Fullenkamp
Chairman and CEO